AXS All Terrain Opportunity Fund

Class I Shares: TERIX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated May 31, 2022, to the

Summary Prospectus dated February 4, 2022, as supplemented.

Effective June 30, 2022, Korey Bauer and Al Procaccino will no longer serve as portfolio managers to the AXS All Terrain Opportunity Fund (the “Fund”). Accordingly, effective June 30, 2022, all references in the Summary Prospectus to Mr. Bauer and Mr. Procaccino will be deleted in their entirety. In addition, effective June 30, 2022, Parker Binion and Matthew Tuttle will be added as portfolio managers to the Fund.

Accordingly, effective June 30, 2022, the Summary Prospectus will be updated as follows:

The “Portfolio Managers” section is replaced with the following:

Parker Binion, Portfolio Manager of the Advisor, and Matthew Tuttle, Managing Director and Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since June 2022. Messrs. Binion and Tuttle are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The first and second paragraphs of the “Principal Investment Strategies” section is replaced with the following:

The Fund seeks to participate in gains in the U.S. and foreign markets in all market conditions and will attempt to minimize the impact of market losses during periods of extreme market stress. The Fund will make investments that the Advisor believes offer a high probability of return, or, alternatively, a high degree of safety during uncertain market conditions. These investments include domestic and foreign equity securities, and fixed income securities of domestic and foreign issuers (including emerging market companies) of any credit quality (including junk bonds) and duration, including U.S. Treasury securities, corporate bonds, mortgage-backed securities and other fixed income securities. The Fund may be long or short in these securities by taking positions in individual securities, individual stock options, index options, financial futures, ETFs, inverse ETFs, currencies, or other investment companies (including funds managed by the Advisor). Fixed income investments, other than U.S. Treasury securities, will generally be made through ETFs or other registered investment companies. The Fund may, from time to time, invest a significant portion of its assets in a single ETF or other registered investment company. The Fund may invest up to 50% of its assets in short sales or one or more inverse ETFs during adverse market conditions.

The Fund is managed by AXS, which serves as investment advisor and constructs the Fund’s portfolio. The Advisor will tactically allocate the Fund’s assets among securities using both fundamental and technical analysis to evaluate the relative strengths of and trends in the Fund’s potential portfolio investments. The Advisor may from time to time focus on companies involved in corporate events such as spin-offs, share buybacks and public records of securities purchases and sales by corporate directors and officers. If AXS believes that current market conditions are unsuitable for equity investment, then, consistent with the Fund’s objective of capital appreciation, all or a significant portion of the Fund’s assets may be invested in cash or cash equivalents.

Please file this Supplement with your records.